UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-00642

DWS International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2010

ITEM 1.	REPORT TO STOCKHOLDERS

  APRIL 30, 2010

Semiannual Report to Shareholders

DWS Emerging Markets Equity Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Summary

11 Investment Portfolio

16 Financial Statements

20 Financial Highlights

25 Notes to Financial Statements

34 Summary of Management Fee Evaluation by Independent Fee Consultant

39 Account Management Resources

40 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2010

Average Annual Total Returns as of 4/30/10
Unadjusted for Sales Charge	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	11.38%	53.10%	-1.93%	11.71%	8.39%
Class B	10.80%	51.71%	-2.88%	10.69%	7.45%
Class C	10.95%	51.90%	-2.80%	10.77%	7.51%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	4.97%	44.29%	-3.85%	10.40%	7.75%
Class B (max 4.00% CDSC)	6.80%	48.71%	-3.39%	10.57%	7.45%
Class C (max 1.00% CDSC)	9.95%	51.90%	-2.80%	10.77%	7.51%
No Sales Charges						Life of Institutional Class*
Class S	11.44%	53.47%	-1.70%	11.97%	8.66%	N/A
Institutional Class	11.63%	53.87%	N/A	N/A	N/A	-10.36%
MSCI Emerging Markets Index+	12.37%	57.13%	4.00%	16.56%	11.01%	-3.84%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Institutional Class commenced operations on March 3, 2008. Index returns began on February 29, 2008.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. Investors should not expect that such favorable returns can be consistently achieved. A fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2010 are 1.83%, 2.86%, 2.73%, 1.62% and 1.38% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A, B and C shares for the period prior to their inception on May 29, 2001 are derived from the historical performance of Class S shares of DWS Emerging Markets Equity Fund during such period and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Emerging Markets Equity Fund — Class A [] MSCI Emerging Markets Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged, capitalization-weighted index of companies in a universe of 26 emerging markets. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 4/30/10	$ 17.00	$ 15.49	$ 15.60	$ 17.21	$ 17.24
10/31/09	$ 15.34	$ 13.98	$ 14.06	$ 15.59	$ 15.60
Distribution Information: Six Months as of 4/30/10: Income Dividends	$ .08	$ —	$ —	$ .16	$ .16
Lipper Rankings — Emerging Markets Funds Category as of 4/30/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	266	of	378	71
3-Year	207	of	251	83
5-Year	162	of	183	89
Class B 1-Year	293	of	378	78
3-Year	216	of	251	86
5-Year	171	of	183	93
Class C 1-Year	289	of	378	77
3-Year	215	of	251	86
5-Year	170	of	183	93
Class S 1-Year	264	of	378	70
3-Year	201	of	251	80
5-Year	156	of	183	85
10-Year	78	of	104	75
Institutional Class 1-Year	257	of	378	68

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2009 to April 30, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2010
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/10	$ 1,113.80	$ 1,108.00	$ 1,109.50	$ 1,114.40	$ 1,116.30
Expenses Paid per $1,000*	$ 9.38	$ 14.16	$ 13.49	$ 8.13	$ 7.03
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/10	$ 1,015.92	$ 1,011.36	$ 1,012.00	$ 1,017.11	$ 1,018.15
Expenses Paid per $1,000*	$ 8.95	$ 13.51	$ 12.87	$ 7.75	$ 6.71
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Emerging Markets Equity Fund	1.79%	2.71%	2.58%	1.55%	1.34%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	4/30/10	10/31/09

Common Stocks	98%	97%
Preferred Stocks	1%	1%
Cash Equivalents	1%	2%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	4/30/10	10/31/09

Brazil	21%	19%
Hong Kong	16%	16%
China	13%	14%
India	10%	10%
Taiwan	10%	12%
Russia	9%	13%
Korea	8%	4%
Canada	4%	4%
Mexico	3%	3%
Indonesia	2%	2%
Cayman Islands	1%	—
United Kingdom	1%	2%
Turkey	1%	—
Other	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks and Preferred Stocks)	4/30/10	10/31/09

Energy	21%	26%
Information Technology	18%	19%
Consumer Staples	14%	8%
Financials	11%	15%
Materials	11%	10%
Consumer Discretionary	10%	4%
Industrials	9%	10%
Telecommunication Services	5%	8%
Utilities	1%	—
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2010 (29.4% of Net Assets)	Country	Percent
1. Vale SA Producer and seller of a variety of mining products	Brazil	4.5%
2. SouthGobi Energy Resources Ltd. Explores for coal in Mongolia	Canada	3.8%
3. Hon Hai Precision Industry Co., Ltd. Manufacturer of electronic products	Taiwan	3.8%
4. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	3.4%
5. Gazprom Extracts, transports and sells natural gas	Russia	2.8%
6. Petroleo Brasileiro SA Producer and distributor of petroleum	Brazil	2.4%
7. Taiwan Semiconductor Manufacturing Co., Ltd. Manufacturer of integrated circuits and other semiconductor devices	Taiwan	2.4%
8. China Life Insurance Co., Ltd. Offers life, accident and health insurance products and services	China	2.3%
9. LG Display Co., Ltd. Develops and manufactures digital display products	Korea	2.1%
10. China Mobile Ltd. Provider of cellular telecommunication services	Hong Kong	1.9%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings is also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of April 30, 2010 (Unaudited)

	Shares	Value ($)

Common Stocks 95.0%
Australia 0.4%
Sundance Resources Ltd.* (a) (Cost $999,854)	7,000,000	1,022,630
Brazil 19.1%
All America Latina Logistica (Units)*	481,949	4,386,270
Cielo SA	69,000	670,053
Hypermarcas SA*	54,200	748,339
JBS SA*	820,000	3,854,106
Lojas Renner SA	135,702	3,357,712
Lupatech SA*	137,711	1,889,491
Marfrig Alimentos SA	192,100	2,015,765
Natura Cosmeticos SA	212,547	4,512,000
OGX Petroleo e Gas Participacoes SA*	300,000	2,989,213
OSX Brasil SA*	8,600	2,938,769
PDG Realty SA Empreendimentos e Participacoes	159,700	1,466,309
Petroleo Brasileiro SA (ADR) (b)	145,000	6,152,350
Rossi Residencial SA	250,000	1,848,123
Vale SA (ADR) (b)	174,000	5,329,620
Vale SA (ADR) (Preferred) (b)	220,000	5,920,200
(Cost $39,957,749)		48,078,320
Canada 3.8%
SouthGobi Energy Resources Ltd.* (c) (Cost $7,327,268)	695,900	9,522,554
Cayman Islands 1.1%
Golden Eagle Retail Group Ltd. (d) (Cost $2,759,881)	1,400,000	2,693,245
China 12.8%
BaWang International Group Holding Ltd.* (b)	4,482,000	3,307,633
China Life Insurance Co., Ltd. (ADR) (b)	86,000	5,812,740
China Minsheng Banking Corp., Ltd. "H"*	811,000	869,054
China Shenhua Energy Co., Ltd. "H"	847,300	3,611,408
China Southern Airlines Co., Ltd. "H"*	5,900,000	3,024,771
Industrial & Commercial Bank of China Ltd. "H"	2,956,486	2,168,858
Lonking Holdings Ltd. (b)	3,900,000	2,920,531
PetroChina Co., Ltd. "H"	1,880,000	2,167,337
Uni-President China Holdings Ltd.	5,305,000	2,969,613
Xinao Gas Holdings Ltd.	850,000	2,563,602
Yanzhou Coal Mining Co., Ltd. "H"	1,000,000	2,791,085
(Cost $27,105,841)		32,206,632
Hong Kong 15.5%
Alibaba.com Ltd. (b)	1,125,700	2,134,483
Belle International Holdings Ltd.	1,800,000	2,476,783
China High Speed Transmission Equipment Group Co., Ltd. (d)	654,000	1,541,489
China Mengniu Dairy Co., Ltd.* (d)	1,392,766	4,153,774
China Mobile Ltd. (ADR) (b)	100,000	4,890,000
China Resources Cement Holdings Ltd.* (b)	5,700,000	2,583,590
China Yurun Food Group Ltd. (d)	1,182,000	3,596,503
CNOOC Ltd.	2,256,312	3,982,011
GOME Electrical Appliances Holdings Ltd.* (d)	7,000,000	2,240,837
Hengan International Group Co., Ltd. (d)	240,000	1,837,414
Lee & Man Paper Manufacturing Ltd.	2,500,000	2,171,851
SJM Holdings Ltd. (e)	4,200,000	2,686,682
TCL Multimedia Technology Holdings Ltd.*	1,000,000	791,570
Vitasoy International Holdings Ltd.	5,320,000	4,051,755
(Cost $35,029,208)		39,138,742
India 9.8%
Bharat Heavy Electricals Ltd.	66,200	3,697,146
Bharti Airtel Ltd.	215,000	1,453,530
Hero Honda Motors Ltd.	60,000	2,590,712
Housing Development Finance Corp., Ltd.	71,350	4,512,029
ICICI Bank Ltd.	156,300	3,284,382
Infosys Technologies Ltd.	56,900	3,470,473
Larsen & Toubro Ltd.	84,245	3,046,236
Sterlite Industries (India) Ltd. (ADR)	150,000	2,721,000
(Cost $15,595,745)		24,775,508
Indonesia 2.0%
PT Bank Tabungan Negara Tbk*	18,889,000	3,204,295
PT Telekomunikasi Indonesia	2,085,500	1,793,668
(Cost $3,533,692)		4,997,963
Korea 8.0%
LG Display Co., Ltd.	125,000	5,298,755
LG Electronics, Inc.	24,000	2,604,067
POSCO	5,900	2,649,688
Samsung Electronics Co., Ltd.	11,231	8,494,192
Samsung Life Insurance Co., Ltd*	9,940	1,125,520
(Cost $16,935,870)		20,172,222
Luxembourg 0.4%
Tenaris SA (ADR) (Cost $1,013,182)	25,000	1,015,250
Mexico 2.3%
America Movil SAB de CV "L" (ADR) (b)	63,000	3,243,240
Grupo Financiero Banorte SAB de CV "O"	160,000	643,262
Wal-Mart de Mexico SAB de CV "V"	791,476	1,842,368
(Cost $5,217,152)		5,728,870
Russia 8.2%
Gazprom (ADR)	307,755	7,143,710
LUKOIL (ADR)	51,398	2,932,142
Mining & Metallurgical Co. Norilsk Nickel (ADR)* (b)	189,702	3,642,278
Mobile TeleSystems (ADR)	19,683	1,087,486
OAO TMK (GDR) REG S*	162,550	3,369,202
Sberbank	970,505	2,613,053
(Cost $21,190,988)		20,787,871
Taiwan 9.7%
Delta Electronics, Inc.	850,000	2,809,124
Hon Hai Precision Industry Co., Ltd.	2,032,395	9,493,235
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) (b)	559,999	5,930,389
Unimicron Technology Corp.	1,730,000	2,586,208
Wistron Corp.	1,877,775	3,592,566
(Cost $20,270,027)		24,411,522
Turkey 0.9%
TAV Havalimanlari Holding AS* (Cost $1,258,032)	460,000	2,223,381
United Kingdom 1.0%
Tullow Oil PLC (f)	65,000	1,124,376
Wellstream Holdings PLC (g)	150,000	1,376,062
(Cost $2,489,100)		2,500,438
Total Common Stocks (Cost $200,683,589)		239,275,148

Preferred Stock 1.2%
Brazil
Banco Bradesco SA (Cost $1,500,723)	172,370	3,154,373

Securities Lending Collateral 15.6%
Daily Assets Fund Institutional, 0.25% (h) (i) (Cost $39,402,536)	39,402,536	39,402,536

Cash Equivalents 0.4%
Central Cash Management Fund, 0.21% (h) (Cost $904,519)	904,519	904,519
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $242,491,367)+	112.2	282,736,576
Other Assets and Liabilities, Net	(12.2)	(30,754,810)
Net Assets	100.0	251,981,766
* Non-income producing security.
+ The cost for federal income tax purposes was $243,758,254. At April 30, 2010, net unrealized appreciation for all securities based on tax cost was $38,978,322. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $51,664,323 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,686,001.
(a) Security is listed in country of domicile. Business activities of company are in Cameroon.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2010 amounted to $37,462,832, which is 14.9% of net assets.
(c) Security is listed in country of domicile. Significant business activities of company are in Mongolia and Indonesia.
(d) Security is listed in country of domicile. Significant business activities of company are in China.
(e) Security is listed in country of domicile. Significant business activities of company are in Macau.
(f) Security is listed in country of domicile. Significant business activities of company are in Africa and South Asia.
(g) Security is listed in country of domicile. Significant business activities of company are in Brazil.
(h) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(i) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common and Preferred Stocks
Australia	$ —	$ 1,022,630	$ —	$ 1,022,630
Brazil	51,232,693	—	—	51,232,693
Canada	9,522,554	—	—	9,522,554
Cayman Islands	—	2,693,245	—	2,693,245
China	5,812,740	26,393,892	—	32,206,632
Hong Kong	4,890,000	34,248,742	—	39,138,742
India	2,721,000	22,054,508	—	24,775,508
Indonesia	—	4,997,963	—	4,997,963
Korea	—	19,046,702	1,125,520	20,172,222
Luxembourg	1,015,250	—	—	1,015,250
Mexico	5,728,870	—	—	5,728,870
Russia	8,098,966	12,688,905	—	20,787,871
Taiwan	5,930,389	18,481,133	—	24,411,522
Turkey	—	2,223,381	—	2,223,381
United Kingdom	—	2,500,438	—	2,500,438
Short-Term Investments (j)	40,307,055	—	—	40,307,055
Total	$ 135,259,517	$ 146,351,539	$ 1,125,520	$ 282,736,576
(i) See Investment Portfolio for additional detailed categorizations.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Common Stocks
Korea
Balance as of October 31, 2009	$ —
Net realized gain (loss)	—
Change in unrealized appreciation (depreciation)	135,256
Amortization premium/discount	—
Net purchases (sales)	990,264
Net transfers in (out) of Level 3	—
Balance as of April 30, 2010	$ 1,125,520
Net change in unrealized appreciation (depreciation) from investments still held as of April 30, 2010	$ 135,256

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2010 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $202,184,312) — including $37,462,832 of securities loaned	$ 242,429,521
Investment in Central Cash Management Fund (cost $904,519)	904,519
Investment in Daily Assets Fund Institutional (cost $39,402,536)*	39,402,536
Total investments, at value (cost $242,491,367)	282,736,576
Foreign currency, at value (cost $2,777,293)	2,782,721
Receivable for investments sold	10,132,178
Receivable for Fund shares sold	1,968,935
Dividends receivable	348,141
Interest receivable	15,874
Foreign taxes recoverable	58,245
Other assets	42,227
Total assets	298,084,897
Liabilities
Payable upon return of securities loaned	39,402,536
Payable for investments purchased	5,908,046
Payable for Fund shares redeemed	147,203
Deferred foreign taxes payable	157,080
Accrued management fee	208,755
Accrued expenses and other liabilities	279,511
Total liabilities	46,103,131
Net assets, at value	$ 251,981,766
Net Assets Consist of
Distributions in excess of net investment income	(1,429,727)
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $157,080)	40,088,129
Foreign currency	17,272
Accumulated net realized gain (loss)	(73,239,346)
Paid-in capital	286,545,438
Net assets, at value	$ 251,981,766
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2010 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($43,423,175 ÷ 2,554,531 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 17.00
Maximum offering price per share (100 ÷ 94.25 of $17.00)	$ 18.04

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,822,413 ÷ 182,201 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 15.49

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($7,812,176 ÷ 500,859 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 15.60
Class S Net Asset Value, offering and redemption price(a) per share ($126,081,700 ÷ 7,324,244 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 17.21
Institutional Class Net Asset Value, offering and redemption price(a) per share ($71,842,302 ÷ 4,167,171 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 17.24
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2010 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $197,131)	$ 1,620,502
Interest	1,845
Income distributions — Central Cash Management Fund	3,072
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	78,876
Total income	1,704,295
Expenses: Management fee	1,245,492
Administration fee	122,738
Services to shareholders	217,148
Custodian fee	91,121
Distribution and service fees	107,991
Professional fees	48,464
Directors' fees and expenses	4,696
Reports to shareholders	38,889
Registration fees	36,952
Other	35,437
Total expenses	1,948,928
Net investment income (loss)	(244,633)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (net of foreign taxes of $202,633)	18,241,626
Futures	199,907
Foreign currency	(109,886)
18,331,647
Change in net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $157,080)	8,139,537
Futures	381,287
Foreign currency	11,842
8,532,666
Net gain (loss)	26,864,313
Net increase (decrease) in net assets resulting from operations	$ 26,619,680

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2010 (Unaudited)	Year Ended October 31, 2009
Operations: Net investment income (loss)	$ (244,633)	$ 1,203,798
Net realized gain (loss)	18,331,647	(68,292,816)
Change in net unrealized appreciation (depreciation)	8,532,666	141,243,140
Net increase (decrease) in net assets resulting from operations	26,619,680	74,154,122
Distributions to shareholders from: Net investment income: Class A	(240,489)	(55,376)
Class S	(1,170,184)	(285,631)
Institutional Class	(589,207)	(174,047)
Total distributions	(1,999,880)	(515,054)
Fund share transactions: Proceeds from shares sold	37,599,079	74,862,783
Reinvestment of distributions	1,846,825	454,363
Cost of shares redeemed	(38,983,273)	(108,698,472)
Redemption fees	2,236	6,220
Net increase (decrease) in net assets from Fund share transactions	464,867	(33,375,106)
Increase (decrease) in net assets	25,084,667	40,263,962
Net assets at beginning of period	226,897,099	186,633,137
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $1,429,727 and $814,786, respectively)	$ 251,981,766	$ 226,897,099

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 15.34	$ 10.75	$ 31.64	$ 25.35	$ 20.26	$ 15.61
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)	.06	.13	.03	.06[e]	.10
Net realized and unrealized gain (loss)	1.77	4.55	(15.13)	12.72	6.67	4.63
Total from investment operations	1.74	4.61	(15.00)	12.75	6.73	4.73
Less distributions from: Net investment income	(.08)	(.02)	(.05)	(.03)	—	(.08)
Net realized gains	—	—	(5.84)	(6.43)	(1.64)	—
Total distributions	(.08)	(.02)	(5.89)	(6.46)	(1.64)	(.08)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 17.00	$ 15.34	$ 10.75	$ 31.64	$ 25.35	$ 20.26
Total Return (%)[c]	11.38**	42.95	(57.52)	63.41	34.49[d,e]	30.48[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	43	45	41	148	90	84
Ratio of expenses before expense reductions (%)	1.79*	1.83	1.70	1.68	1.93	2.05
Ratio of expenses after expense reductions (%)	1.79*	1.83	1.70	1.68	1.92	1.98
Ratio of net investment income (loss) (%)	(.40)*	.48	.59	.14	.26[e]	.59
Portfolio turnover rate (%)	39**	138	81	98	145	126
[a] For the six months ended April 30, 2010 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.00035 per share and an increase in the ratio of net investment income of 0.001%. Excluding this non-recurring income, total return would have been 0.001% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 13.98	$ 9.88	$ 29.76	$ 24.34	$ 19.66	$ 15.20
Income (loss) from investment operations: Net investment income (loss)[b]	(.09)	(.08)	(.03)	(.16)	(.12)[e]	(.03)
Net realized and unrealized gain (loss)	1.60	4.18	(14.01)	12.01	6.44	4.49
Total from investment operations	1.51	4.10	(14.04)	11.85	6.32	4.46
Less distributions from: Net realized gains	—	—	(5.84)	(6.43)	(1.64)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 15.49	$ 13.98	$ 9.88	$ 29.76	$ 24.34	$ 19.66
Total Return (%)[c]	10.80**	41.50	(57.90)	61.91	33.44[d,e]	29.34[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	2	10	6	4
Ratio of expenses before expense reductions (%)	2.71*	2.86	2.62	2.61	2.89	3.03
Ratio of expenses after expense reductions (%)	2.71*	2.86	2.62	2.61	2.79	2.76
Ratio of net investment income (loss) (%)	(1.32)*	(.72)	(.34)	(.79)	(.61)[e]	(.19)
Portfolio turnover rate (%)	39**	138	81	98	145	126
[a] For the six months ended April 30, 2010 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.00035 per share and an increase in the ratio of net investment income of 0.001%. Excluding this non-recurring income, total return would have been 0.001% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 14.06	$ 9.93	$ 29.86	$ 24.39	$ 19.70	$ 15.23
Income (loss) from investment operations: Net investment income (loss)[b]	(.08)	(.07)	(.02)	(.14)	(.11)[e]	(.03)
Net realized and unrealized gain (loss)	1.62	4.20	(14.07)	12.04	6.44	4.50
Total from investment operations	1.54	4.13	(14.09)	11.90	6.33	4.47
Less distributions from: Net realized gains	—	—	(5.84)	(6.43)	(1.64)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 15.60	$ 14.06	$ 9.93	$ 29.86	$ 24.39	$ 19.70
Total Return (%)[c]	10.95**	41.59	(57.88)	62.06	33.43[d,e]	29.35[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	7	6	15	12	8
Ratio of expenses before expense reductions (%)	2.58*	2.73	2.57	2.54	2.77	2.89
Ratio of expenses after expense reductions (%)	2.58*	2.73	2.57	2.54	2.73	2.75
Ratio of net investment income (loss) (%)	(1.19)*	(.64)	(.29)	(.72)	(.55)[e]	(.18)
Portfolio turnover rate (%)	39**	138	81	98	145	126
[a] For the six months ended April 30, 2010 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds The non-recurring income resulted in an increase in net investment income of $0.00035 per share and an increase in the ratio of net investment income of 0.001%. Excluding this non-recurring income, total return would have been 0.001% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 15.59	$ 10.90	$ 31.96	$ 25.58	$ 20.38	$ 15.71
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)	.09	.16	.05	.12[d]	.14
Net realized and unrealized gain (loss)	1.79	4.63	(15.30)	12.86	6.72	4.66
Total from investment operations	1.78	4.72	(15.14)	12.91	6.84	4.80
Less distributions from: Net investment income	(.16)	(.03)	(.08)	(.10)	—	(.13)
Net realized gains	—	—	(5.84)	(6.43)	(1.64)	—
Total distributions	(.16)	(.03)	(5.92)	(6.53)	(1.64)	(.13)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 17.21	$ 15.59	$ 10.90	$ 31.96	$ 25.58	$ 20.38
Total Return (%)	11.44**	43.53[c]	(57.43)	63.61[c]	34.90[c,d]	30.67[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	126	120	97	285	202	128
Ratio of expenses before expense reductions (%)	1.55*	1.62	1.53	1.60	1.76	1.89
Ratio of expenses after expense reductions (%)	1.55*	1.43	1.53	1.59	1.67	1.76
Ratio of net investment income (loss) (%)	(.16)*	.71	.76	.23	.51[d]	.81
Portfolio turnover rate (%)	39**	138	81	98	145	126
[a] For the six months ended April 30, 2010 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.00035 per share and an increase in the ratio of net investment income of 0.001%. Excluding this non-recurring income, total return would have been 0.001% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2010[a]	2009	2008[b]
Selected Per Share Data
Net asset value, beginning of period	$ 15.60	$ 10.91	$ 22.13
Income (loss) from investment operations: Net investment income (loss)[c]	.00***	.09	.20
Net realized and unrealized gain (loss)	1.80	4.64	(11.42)
Total from investment operations	1.80	4.73	(11.22)
Less distributions from: Net investment income	(.16)	(.04)	—
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 17.24	$ 15.60	$ 10.91
Total Return (%)	11.63**	43.53	(50.70)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	72	52	41
Ratio of expenses before expense reductions (%)	1.34*	1.38	1.38*
Ratio of expenses after expense reductions (%)	1.34*	1.38	1.38*
Ratio of net investment income (loss) (%)	.05*	.78	1.64*
Portfolio turnover rate (%)	39**	138	81
[a] For the six months ended April 30, 2010 (Unaudited).
[b] For the period from March 3, 2008 (commencement of operations of Institutional Class shares) to October 31, 2008.
[c] Based on average shares outstanding during the period.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Emerging Markets Equity Fund (the "Fund") is a diversified series of DWS International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund uses futures contracts in circumstances where the portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs, while maintaining exposure to the stock market.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

There are no open futures contracts as of April 30, 2010. For the six months ended April 30, 2010, the Fund invested in futures contracts with a total notional value generally indicative of a range from $0 to approximately $5,407,000.

The amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended April 30, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$ 199,907

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$ 381,287

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At October 31, 2009, the Fund had a net tax basis capital loss carryforward of approximately $91,370,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2016 ($22,555,000) and October 31, 2017 ($68,815,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, investments in futures contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investments for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2010, purchases and sales of investment securities (excluding short-term investments) aggregated $91,796,189 and $96,194,525, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	1.015%
Next $500 million of such net assets	.990%
Over $750 million of such net assets	.965%

Accordingly, for the six months ended April 30, 2010, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 1.01% of the Fund's average daily net assets.

For the period from November 1, 2009 though September 30, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class B	2.77%
Class C	2.77%
Class S	1.77%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2010, the Administration Fee was $122,738, of which $21,169 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2010, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at April 30, 2010
Class A	$ 35,203	$ 23,391
Class B	4,828	3,375
Class C	8,688	6,086
Class S	102,196	68,843
Institutional Class	136	124
	$ 151,051	$ 101,819

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2010, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2010
Class B	$ 11,349	$ 1,725
Class C	30,712	4,963
	$ 42,061	$ 6,688

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2010, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2010	Annualized Effective Rate
Class A	$ 52,622	$ 24,565.23%
Class B	3,495	1,283.23%
Class C	9,813	4,255.24%
	$ 65,930	$ 30,103

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2010, aggregated $812.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2010, the CDSC for Class B and Class C shares aggregated $2,540 and $1,556, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2010, DIDI received $510 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $13,178, of which $8,097 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and other affiliated money market funds managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of the underlying money market funds. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. As of April 30, 2010, DWS Alternative Asset Allocation Plus Fund held 19% of the total shares outstanding of the Fund.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2010		Year Ended October 31, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	492,694	$ 8,146,488	4,028,131	$ 41,251,360
Class B	14,765	224,302	57,873	710,275
Class C	96,103	1,454,191	311,148	3,397,479
Class S	538,398	9,080,331	1,122,122	14,416,882
Institutional Class	1,148,056	18,693,767	1,299,748	15,086,787
		$ 37,599,079		$ 74,862,783
Shares issued to shareholders in reinvestment of distributions
Class A	12,988	$ 214,558	4,429	$ 42,868
Class B	—	—	—	—
Class C	—	—	—	—
Class S	62,451	1,044,193	24,229	237,448
Institutional Class	35,130	588,074	17,760	174,047
		$ 1,846,825		$ 454,363
Shares redeemed
Class A	(865,317)	$ (14,249,511)	(4,906,051)	$ (57,051,957)
Class B	(49,568)	(762,551)	(92,047)	(976,422)
Class C	(122,869)	(1,902,382)	(374,729)	(3,618,353)
Class S	(984,815)	(16,462,773)	(2,334,214)	(26,081,044)
Institutional Class	(322,537)	(5,606,056)	(1,731,496)	(20,970,696)
		$ (38,983,273)		$ (108,698,472)
Redemption fees		$ 2,236		$ 6,220
Net increase (decrease)
Class A	(359,635)	$ (5,888,425)	(873,491)	$ (15,755,038)
Class B	(34,803)	(538,249)	(34,174)	(265,959)
Class C	(26,766)	(448,135)	(63,581)	(220,175)
Class S	(383,966)	(6,336,109)	(1,187,863)	(11,424,072)
Institutional Class	860,649	13,675,785	(413,988)	(5,709,862)
		$ 464,867		$ (33,375,106)

H. Review for Subsequent Events

Management has evaluated the events and transactions subsequent to period end through the date the financial statements were available to be issued, and has determined that there were no material events that would require disclosure in the Fund's financial statements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SEKAX	SEKBX	SEKCX	SEMGX	SEKIX
CUSIP Number	23337R 106	23337R 205	23337R 304	23337R 502	23337R 619
Fund Number	479	679	779	2079	1479

Privacy Statement

Dear Valued Client:

Your confidence is important to us. So we want to make sure you know our policies regarding the handling of our clients' private information. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above. Additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2009

Notes

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)       There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Emerging Markets Equity Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	June 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Emerging Markets Equity Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	June 29, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	June 29, 2010